UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On July 18, 2013, Gentex Corporation (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Johnson Controls, Inc. (the "Seller"), pursuant to which the Company has agreed to directly, or indirectly through subsidiaries, acquire from the Seller and certain of the Seller's subsidiaries certain assets and assume certain liabilities (the "Acquisition") related to the Seller's wireless vehicle/home communication "HomeLink"® business (the "Business") for $700,000,000 (the "Purchase Price") payable at the closing of the Acquisition (the "Closing"), subject to adjustments at and after the Closing for working capital.

The Purchase Agreement contains representations, warranties, covenants, and agreements that are customary for a transaction of this nature. Subject to certain limitations, the Seller, on the one hand, and the Company, on the other hand, have agreed to indemnify the other for breaches of representations, warranties, and covenants and other specified matters as a generally exclusive remedy. An indemnifying party's indemnification obligations are limited to the amount of the claimed losses in excess of the applicable deductible.

The obligations of the parties to complete the Acquisition are subject to certain customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), obtaining any other required regulatory or other approvals and the performance in all material respects of the parties' covenants and agreements.

The Purchase Agreement may be terminated by the Company or the Seller under certain circumstances specified therein, including mutual written consent, the uncured failure of the other party's representations and warranties to be true and correct that individually or in aggregate cause a material adverse effect, the uncured material breach of the other party's covenants or other agreements, the failure to close the Acquisition by April 18, 2014 (subject to certain extension options) or the failure to obtain approval under the HSR Act or other required regulatory approvals.

Separate from the Purchase Agreement, the Seller and the Company have entered into a Supply Agreement whereby the Company, subsequent to the closing of the Acquisition, agrees to supply HomeLink product to the Seller for incorporation into the Seller’s vehicular products.

The Company has received a financing commitment from PNC Bank, National Association, and intends to finance the Acquisition through a combination of cash on hand and approximately $300 million of new debt financing. Such new debt financing shall be comprised of $300 million in senior unsecured credit facilities with the Company’s option to increase the same in an amount not to exceed $75 million.

The Purchase Agreement has been included to provide information regarding its terms. It is not intended to provide any other factual information about Seller, the Company, their affiliates or the Business. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made as of specified dates, to and solely for the benefit of the parties to the Agreement and are qualified by information in confidential disclosures that the Company and Seller exchanged in connection with entering into the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The Purchase Agreement should be read for a more complete understanding of the Acquisition. The foregoing description of the Purchase Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These uncertainties and other factors include, but are not limited to, risks associated with this transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the asset purchase agreement, the inability to complete the transaction due to the failure to satisfy the conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties as discussed in the Company’s filings with the SEC..

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 18, 2013, the Company issued a press release announcing that it entered into the Purchase Agreement (the "Press Release"). A copy of the Press Release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

2.1
Asset Purchase Agreement, dated July 18, 2013, by and among Gentex Corporation and Johnson Controls, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to this agreement are omitted, a copy of which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request).

99.1	Press Release of Gentex Corporation, dated July 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2013                    GENTEX CORPORATION
(Registrant)

By:    /s/Fred Bauer
Fred Bauer
Its Chairman of the Board and
Chief Executive Officer